Supplement to Prospectus Supplement dated February 27, 2007
(to Prospectus dated February 27, 2007)

$486,363,284

IndyMac MBS, Inc.
Depositor

IndyMac Bank, F.S.B.

Sponsor, Seller and Servicer

Residential Asset Securitization Trust 2007-A2
Issuing Entity

This Supplement updates the Prospectus Supplement (the “Prospectus Supplement”) dated February 27, 2007 that has been issued with respect to the Residential Asset Securitization Trust 2007-A2, Mortgage Pass-Through Certificates, Series 2007-B.

Appendix I to this Supplement contains the April 2007 monthly statement that has been furnished to certificateholders of record in connection with the April 25, 2007 distribution.  As set forth in Appendix I, as of March 31, 2007, approximately 6.70% of the Mortgage Loans were delinquent 30 days or more.

This Supplement also updates the information set forth in the last paragraph of the cover page, the “Method of Distribution” section, on page S-105 in the Prospectus Supplement and the “Use of Proceeds” section on page S-100 in the Prospectus Supplement, as described on the next page.

Capitalized terms used in this Supplement and not otherwise defined shall have the meanings assigned to them in the Prospectus Supplement.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus supplement or the prospectus.  Any representation to the contrary is a criminal offense.

[HSBC]

The date of this Supplement is May 8, 2007

Subject to the terms and conditions set forth in the underwriting agreement dated May 8, 2007, between the depositor and HSBC Securities (USA) Inc. (the “underwriter”), the depositor has agreed to sell to the underwriter, and the underwriter has agreed to purchase, the class of certificates set forth in the table below.

Designation	Notional Amount
Class A-X	$479,329,851 (1)

________________________
(1)  The Notional Amount reflected in the table above is as of April 25, 2007.

Proceeds to the depositor from the sale of these certificates (the “Underwritten Certificates”) are expected to be approximately 0.765325% of the Notional Amount of the Underwritten Certificates plus accrued interest before deducting expenses payable by the depositor.  The Underwritten Certificates will be purchased by the underwriter on or about May 8, 2007.

Distribution of the Underwritten Certificates will be made by the underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.  the underwriter may effect such transactions by selling the Underwritten Certificates to or through dealers and such dealers may receive from the underwriter, for which they act as agent, compensation in the form of underwriting discounts, concessions or commissions.  The underwriter and any dealers that participate with the underwriter in the distribution of the Underwritten Certificates may be deemed to be underwriters, and any discounts, commissions or concessions received by them, and any profits on resale of the Underwritten Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

The depositor has been advised by the underwriter that it intends to make a market in the Underwritten Certificates but the underwriter has no obligation to do so.  There can be no assurance that a secondary market for the Underwritten Certificates will develop or, if it does develop, that it will continue or that it will provide certificateholders with a sufficient level of liquidity of investment.

The depositor has agreed to indemnify the underwriter against, or make contributions to the underwriter with respect to, liabilities customarily indemnified against, including liabilities under the Securities Act of 1933, as amended.

This Supplement also updates the “Summary—ERISA Considerations” and “ERISA Considerations” sections on page S-16 and pages S-103 through S-105, respectively, in the Prospectus Supplement, to reflect the fact that the Underwritten Certificates are being purchased by a person to whom the Exemption has been granted, and may therefore be transferred to Plans under the same conditions as offered certificates that qualify for the Exemption.

___________________________

This Supplement does not contain complete information about the Underwritten Certificates. Additional information is contained in the Prospectus Supplement dated February 27, 2007 prepared in connection with the issuance of the certificates and in the prospectus of the depositor dated February 27, 2007. You are urged to read this Supplement, the Prospectus Supplement, and the prospectus in full.

Appendix I

April 2007 Monthly Statement

IndyMac Residential Asset Securitization Trust 2007-A2

Deutsche Bank

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

External Parties

Seller
IndyMac Bank

Servicer(s)
IndyMac Bank, F.S.B.

Underwriter(s)
HSBC Bank

Table of Contents

	Page
1. Certificate Payment Report	2
2. Collection Account Report	6
3. Credit Enhancement Report	8
4. Collateral Report	9
5. Delinquency Report	13
6. REO Report	16
7. Foreclosure Report	17
8. Prepayment Report	18
9. Prepayment Detail Report	23
10. Realized Loss Report	24
11. Realized Loss Detail Report	27
12. Triggers and Adj. Cert. Report	28
13. Other Related Information	29
Total Number of Pages	29

Dates

Cut-Off Date:	February 01, 2007
Close Date:	February 27, 2007
First Distribution Date:	March 26, 2007
Distribution Date:	April 25, 2007
Record Date:	March 30, 2007
Determination Date:	April 18, 2007

Contacts

Jennifer Hermansader
Administrator
(714) 247-6258
Jennifer.Vandyne@db.com
Address:
1761 East St. Andrew Place, Santa Ana, CA 92705

Factor Information: (800) 735-7777
Main Phone Number: (714) 247-6000

https://www.tss.db.com/invr

Page 1 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Deutsche Bank

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Certificate Payment Report

Current Period Distribution - REMIC III

Class	Class Type	Original Face Value	Prior Principal Balance (1)	Interest (2)	Principal (3)	Total Distribution (4)=(2)+(3)	Realized Loss (5)	Deferred Interest (6)	Current Principal Balance (7)=(1)-(3)-(5)+(6)
1-A-1	SR	20,000,000.00	20,000,000.00	100,000.00	0.00	100,000.00	0.00	0.00	20,000,000.00
1-A-2	SR	250,000,000.00	249,852,134.91	1,249,260.67	1,286,010.82	2,535,271.49	0.00	0.00	248,566,124.09
1-A-3	SR	40,697,676.00	40,693,102.85	203,465.51	39,773.53	243,239.04	0.00	0.00	40,653,329.32
1-A-4	SR	2,936,340.00	2,936,340.00	14,681.70	0.00	14,681.70	0.00	0.00	2,936,340.00
1-A-5	SR	12,507,000.00	12,507,000.00	62,535.00	0.00	62,535.00	0.00	0.00	12,507,000.00
1-A-6	SR	49,526,000.00	49,496,782.75	247,483.91	254,107.97	501,591.88	0.00	0.00	49,242,674.78
1-A-7	SR	499,997.00	499,997.00	2,499.99	0.00	2,499.99	0.00	0.00	499,997.00
1-A-8	SR	12,128,343.00	12,128,343.00	60,641.72	0.00	60,641.72	0.00	0.00	12,128,343.00
1-A-9	SR	497,657.00	497,657.00	2,488.29	0.00	2,488.29	0.00	0.00	497,657.00
2-A-1	SR	50,263,000.00	50,263,000.00	245,032.13	0.00	245,032.13	0.00	0.00	50,263,000.00
2-A-2	SR	202,537,000.00	199,434,561.88	1,080,270.54	3,130,153.65	4,210,424.19	0.00	0.00	196,304,408.23
2-A-3	SR	2,045,699.00	2,045,699.00	11,080.87	0.00	11,080.87	0.00	0.00	2,045,699.00
2-A-4	NTL/SR	0.00	0.00	27,713.29	0.00	27,713.29	0.00	0.00	0.00
2-A-5	SR	900,000.00	900,000.00	4,387.50	0.00	4,387.50	0.00	0.00	900,000.00
PO	SR	3,350,001.00	3,347,337.13	0.00	2,291.55	2,291.55	0.00	0.00	3,345,045.58
A-X	SR/NTL	0.00	0.00	168,141.98	0.00	168,141.98	0.00	0.00	0.00
A-R	SR/RES	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	SUB	13,676,000.00	13,670,162.61	70,599.97	5,838.24	76,438.21	0.00	0.00	13,664,324.37
B-2	SUB	7,864,000.00	7,860,643.37	40,596.53	3,357.12	43,953.65	0.00	0.00	7,857,286.25
B-3	SUB	4,103,000.00	4,101,248.70	21,181.02	1,751.56	22,932.58	0.00	0.00	4,099,497.14
B-4	NOF/SUB	4,445,000.00	4,443,102.72	22,946.54	1,897.56	24,844.10	0.00	0.00	4,441,205.16
B-5	NOF/SUB	3,419,000.00	3,417,540.65	17,649.99	1,459.56	19,109.55	0.00	0.00	3,416,081.09
B-6	NOF/SUB	2,391,852.75	2,390,831.84	12,347.52	1,021.07	13,368.59	0.00	0.00	2,389,810.77
Total		683,787,665.75	680,485,485.41	3,665,004.67	4,727,662.63	8,392,667.30	0.00	0.00	675,757,822.78

Page 2 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Deutsche Bank

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Interest Accrual Detail — Current Period Factor Information per $1,000 of Original Face Value

Class	Period Starting	Period Ending	Method	Cusip	Orig. Principal (with Notional) Balance (1)	Prior Principal Balance (1)	Interest (2)	Principal (3)	Total Distribution (4)=(2)+(3)	Current Principal Balance (5)
1-A-1	03/01/07	03/30/07	F-30/360	761120AA2	20,000,000.00	1,000.000000	5.000000	0.000000	5.000000	1,000.000000
1-A-2	03/01/07	03/30/07	F-30/360	761120AB0	250,000,000.00	999.408540	4.997043	5.144043	10.141086	994.264496
1-A-3	03/01/07	03/30/07	F-30/360	761120AC8	40,697,676.00	999.887631	4.999438	0.977292	5.976730	998.910339
1-A-4	03/01/07	03/30/07	F-30/360	761120AD6	2,936,340.00	1,000.000000	5.000000	0.000000	5.000000	1,000.000000
1-A-5	03/01/07	03/30/07	F-30/360	761120AE4	12,507,000.00	1,000.000000	5.000000	0.000000	5.000000	1,000.000000
1-A-6	03/01/07	03/30/07	F-30/360	761120AF1	49,526,000.00	999.410062	4.997050	5.130799	10.127850	994.279263
1-A-7	03/01/07	03/30/07	F-30/360	761120AG9	499,997.00	1,000.000000	5.000010	0.000000	5.000010	1,000.000000
1-A-8	03/01/07	03/30/07	F-30/360	761120AH7	12,128,343.00	1,000.000000	5.000000	0.000000	5.000000	1,000.000000
1-A-9	03/01/07	03/30/07	F-30/360	761120AJ3	497,657.00	1,000.000000	5.000010	0.000000	5.000010	1,000.000000
2-A-1	03/01/07	03/30/07	F-30/360	761120AK0	50,263,000.00	1,000.000000	4.875000	0.000000	4.875000	1,000.000000
2-A-2	03/01/07	03/30/07	F-30/360	761120AL8	202,537,000.00	984.682117	5.333695	15.454725	20.788420	969.227392
2-A-3	03/01/07	03/30/07	F-30/360	761120AM6	2,045,699.00	1,000.000000	5.416667	0.000000	5.416667	1,000.000000
2-A-4	03/01/07	03/30/07	F-30/360	761120AN4	66,511,900.00	1,000.000000	0.416667	0.000000	0.416667	1,000.000000
2-A-5	03/01/07	03/30/07	F-30/360	761120AP9	900,000.00	1,000.000000	4.875000	0.000000	4.875000	1,000.000000
PO				761120AQ7	3,350,001.00	999.204815	0.000000	0.684045	0.684045	998.520771
A-X	03/01/07	03/30/07	A-30/360	761120AR5	486,363,284.73	994.985011	0.345713	0.000000	0.345713	985.538724
A-R	03/01/07	03/30/07	F-30/360	761120AS3	100.00	0.000000	0.000000	0.000000	0.000000	0.000000
B-1	03/01/07	03/30/07	A-30/360	761120AT1	13,676,000.00	999.573165	5.162326	0.426897	5.589223	999.146269
B-2	03/01/07	03/30/07	A-30/360	761120AU8	7,864,000.00	999.573165	5.162326	0.426897	5.589223	999.146268
B-3	03/01/07	03/30/07	A-30/360	761120AV6	4,103,000.00	999.573166	5.162325	0.426897	5.589223	999.146269
B-4	03/01/07	03/30/07	A-30/360	761120AW4	4,445,000.00	999.573165	5.162326	0.426898	5.589224	999.146268
B-5	03/01/07	03/30/07	A-30/360	761120AX2	3,419,000.00	999.573165	5.162325	0.426897	5.589222	999.146268
B-6	03/01/07	03/30/07	A-30/360	761120AY0	2,391,852.75	999.573172	5.162324	0.426895	5.589219	999.146277

Page 3 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Deutsche Bank

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Distribution to Date - REMIC III

Class	Original Face Value	Interest	Unscheduled Principal	Scheduled Principal	Total Principal	Total Distribution	Realized Loss	Deferred Interest	Current Principal Balance
	(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
1-A-1	20,000,000.00	200,000.00	0.00	0.00	0.00	200,000.00	0.00	0.00	20,000,000.00
1-A-2	250,000,000.00	2,499,260.67	1,135,119.94	298,755.97	1,433,875.91	3,933,136.58	0.00	0.00	248,566,124.09
1-A-3	40,697,676.00	406,953.89	35,106.80	9,239.88	44,346.68	451,300.57	0.00	0.00	40,653,329.32
1-A-4	2,936,340.00	29,363.40	0.00	0.00	0.00	29,363.40	0.00	0.00	2,936,340.00
1-A-5	12,507,000.00	125,070.00	0.00	0.00	0.00	125,070.00	0.00	0.00	12,507,000.00
1-A-6	49,526,000.00	495,113.91	224,292.84	59,032.38	283,325.22	778,439.13	0.00	0.00	49,242,674.78
1-A-7	499,997.00	4,999.98	0.00	0.00	0.00	4,999.98	0.00	0.00	499,997.00
1-A-8	12,128,343.00	121,283.44	0.00	0.00	0.00	121,283.44	0.00	0.00	12,128,343.00
1-A-9	497,657.00	4,976.58	0.00	0.00	0.00	4,976.58	0.00	0.00	497,657.00
2-A-1	50,263,000.00	490,064.26	0.00	0.00	0.00	490,064.26	0.00	0.00	50,263,000.00
2-A-2	202,537,000.00	2,177,345.96	6,053,556.09	179,035.68	6,232,591.77	8,409,937.73	0.00	0.00	196,304,408.23
2-A-3	2,045,699.00	22,161.74	0.00	0.00	0.00	22,161.74	0.00	0.00	2,045,699.00
2-A-4	0.00	55,426.58	0.00	0.00	0.00	55,426.58	0.00	0.00	0.00
2-A-5	900,000.00	8,775.00	0.00	0.00	0.00	8,775.00	0.00	0.00	900,000.00
PO	3,350,001.00	0.00	985.79	3,969.63	4,955.42	4,955.42	0.00	0.00	3,345,045.58
A-X	0.00	339,261.71	0.00	0.00	0.00	339,261.71	0.00	0.00	0.00
A-R	100.00	0.52	0.00	100.00	100.00	100.52	0.00	0.00	0.00
B-1	13,676,000.00	141,229.93	0.00	11,675.63	11,675.63	152,905.56	0.00	0.00	13,664,324.37
B-2	7,864,000.00	81,210.30	0.00	6,713.75	6,713.75	87,924.05	0.00	0.00	7,857,286.25
B-3	4,103,000.00	42,371.04	0.00	3,502.86	3,502.86	45,873.90	0.00	0.00	4,099,497.14
B-4	4,445,000.00	45,902.83	0.00	3,794.84	3,794.84	49,697.67	0.00	0.00	4,441,205.16
B-5	3,419,000.00	35,307.48	0.00	2,918.91	2,918.91	38,226.39	0.00	0.00	3,416,081.09
B-6	2,391,852.75	24,700.29	0.00	2,041.98	2,041.98	26,742.27	0.00	0.00	2,389,810.77
Total	683,787,665.75	7,350,779.51	7,449,061.46	580,781.51	8,029,842.97	15,380,622.48	0.00	0.00	675,757,822.78

Page 4 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Deutsche Bank

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Interest Detail - REMIC III

Class	Pass Through Rate	Prior Principal (with Notional) Balance	Accrued Interest	Non-Supported Interest SF	Prior Unpaid Interest	Unscheduled Interest Adjustment	Optimal Interest	Paid or Deferred Interest	Current Unpaid Interest
			(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
1-A-1	6.00000%	20,000,000.00	100,000.00	0.00	0.00	0.00	100,000.00	100,000.00	0.00
1-A-2	6.00000%	249,852,134.91	1,249,260.67	0.00	0.00	0.00	1,249,260.67	1,249,260.67	0.00
1-A-3	6.00000%	40,693,102.85	203,465.51	0.00	0.00	0.00	203,465.51	203,465.51	0.00
1-A-4	6.00000%	2,936,340.00	14,681.70	0.00	0.00	0.00	14,681.70	14,681.70	0.00
1-A-5	6.00000%	12,507,000.00	62,535.00	0.00	0.00	0.00	62,535.00	62,535.00	0.00
1-A-6	6.00000%	49,496,782.75	247,483.91	0.00	0.00	0.00	247,483.91	247,483.91	0.00
1-A-7	6.00000%	499,997.00	2,499.99	0.00	0.00	0.00	2,499.99	2,499.99	0.00
1-A-8	6.00000%	12,128,343.00	60,641.72	0.00	0.00	0.00	60,641.72	60,641.72	0.00
1-A-9	6.00000%	497,657.00	2,488.29	0.00	0.00	0.00	2,488.29	2,488.29	0.00
2-A-1	5.85000%	50,263,000.00	245,032.13	0.00	0.00	0.00	245,032.13	245,032.13	0.00
2-A-2	6.50000%	199,434,561.88	1,080,270.54	0.00	0.00	0.00	1,080,270.54	1,080,270.54	0.00
2-A-3	6.50000%	2,045,699.00	11,080.87	0.00	0.00	0.00	11,080.87	11,080.87	0.00
2-A-4	0.50000%	66,511,900.00	27,713.29	0.00	0.00	0.00	27,713.29	27,713.29	0.00
2-A-5	5.85000%	900,000.00	4,387.50	0.00	0.00	0.00	4,387.50	4,387.50	0.00
PO	0.00000%	3,347,337.13	0.00	0.00	0.00	0.00	0.00	0.00	0.00
A-X	0.41695%	483,924,178.28	168,141.98	0.00	0.00	0.00	168,141.98	168,141.98	0.00
A-R	0.00000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B-1	6.19744%	13,670,162.61	70,599.97	0.00	0.00	0.00	70,599.97	70,599.97	0.00
B-2	6.19744%	7,860,643.37	40,596.53	0.00	0.00	0.00	40,596.53	40,596.53	0.00
B-3	6.19744%	4,101,248.70	21,181.02	0.00	0.00	0.00	21,181.02	21,181.02	0.00
B-4	6.19744%	4,443,102.72	22,946.54	0.00	0.00	0.00	22,946.54	22,946.54	0.00
B-5	6.19744%	3,417,540.65	17,649.99	0.00	0.00	0.00	17,649.99	17,649.99	0.00
B-6	6.19744%	2,390,831.84	12,347.52	0.00	0.00	0.00	12,347.52	12,347.52	0.00
Total		1,230,921,563.69	3,665,004.67	0.00	0.00	0.00	3,665,004.67	3,665,004.67	0.00

Page 5 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Deutsche Bank

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Collection Account Report

SUMMARY

	Group 2	Group 1	Total
Principal Collections	3,135,166.44	1,592,496.19	4,727,662.63
Principal Withdrawals	0.00	0.00	0.00
Principal Other Accounts	0.00	0.00	0.00
TOTAL NET PRINCIPAL	3,135,166.44	1,592,496.19	4,727,662.63
Interest Collections	1,560,149.92	2,141,109.97	3,701,259.90
Interest Withdrawals	0.00	0.00	0.00
Interest Other Accounts	0.00	0.00	0.00
Interest Fees	(11,937.60)	(24,317.63)	(36,255.23)
TOTAL NET INTEREST	1,548,212.32	2,116,792.35	3,665,004.67
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION	4,683,378.76	3,709,288.54	8,392,667.30

PRINCIPAL - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Principal Received	93,573.82	197,679.60	291,253.42
Curtailments	18,493.97	72,816.59	91,310.56
Prepayments In Full	3,023,098.65	1,322,000.00	4,345,098.65
Repurchased/Substitutions	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Insurance Principal	0.00	0.00	0.00
Other Additional Principal	0.00	0.00	0.00
Delinquent Principal	(73,132.20)	(137,671.22)	(210,803.42)
Realized Losses	0.00	0.00	0.00
Advanced Principal	73,132.20	137,671.22	210,803.42
TOTAL PRINCIPAL COLLECTED	3,135,166.44	1,592,496.19	4,727,662.63

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

	Group 2	Group 1	Total
PRINCIPAL OTHER ACCOUNTS	0.00	0.00	0.00

Page 6 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Deutsche Bank

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

INTEREST - COLLECTIONS

	Group 2	Group 1	Total
Scheduled Interest	1,597,215.78	2,193,802.36	3,791,018.14
Repurchased/Substitution Interest	0.00	0.00	0.00
Liquidation Interest	0.00	0.00	0.00
Insurance Interest	0.00	0.00	0.00
Other Additional Interest	0.00	0.00	0.00
Prepayment Interest Shortfalls	(3,867.92)	(2,186.21)	(6,054.13)
Delinquent Interest	(1,266,561.29)	(1,546,921.55)	(2,813,482.84)
Compensating Interest	3,867.92	2,186.21	6,054.13
Civil Relief Act Shortfalls	0.00	0.00	0.00
Interest Advanced	1,229,495.43	1,494,229.16	2,723,724.59
Interest Realized Loss	0.00	0.00	0.00
TOTAL INTEREST COLLECTED	1,560,149.92	2,141,109.97	3,701,259.90

INTEREST - WITHDRAWALS

	Group 2	Group 1	Total
Interest Withdrawals	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS

	Group 2	Group 1	Total
Prepayment Charges Collected. *			
Prepayment Charges Waived. *			
Prepayment Charges paid by the servicer. *			
TOTAL INTEREST OTHER ACCOUNTS	0.00	0.00	0.00

* Information not available with Trustee

INTEREST FEES

	Group 2	Group 1	Total
Current Servicing Fees	9,745.80	22,100.25	31,846.06
Trustee Fees	1,223.21	1,895.68	3,118.89
PMI	968.59	321.69	1,290.29
TOTAL INTEREST FEES	11,937.60	24,317.63	36,255.23

Page 7 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Deutsche Bank

Credit Enhancement Report

ACCOUNTS

Distribution Account

Beginning Balance	0.00
Ending Balance	8,392,667.30

INSURANCE

SPACE INTENTIONALLY LEFT BLANK

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

Page 8 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Deutsche Bank

Collateral Report

COLLATERAL

	Group 2	Group 1	Total
Loan Count:			
Original	457	658	1,115
Prior	453	658	1,111
Prefunding	0	0	0
Scheduled Paid Offs	0	0	0
Full Voluntary Prepayments	(4)	(2)	(6)
Repurchases	0	0	0
Liquidations	0	0	0
Current	449	656	1,105
Principal Balance:			
Original	269,989,867.56	413,797,798.90	683,787,666.46
Prior	266,881,733.25	413,603,752.85	680,485,486.10
Prefunding	0.00	0.00	0.00
Scheduled Principal	(93,573.82)	(197,679.60)	(291,253.42)
Partial Prepayments	(18,493.97)	(72,816.59)	(91,310.56)
Full Voluntary Prepayments	(3,023,098.65)	(1,322,000.00)	(4,345,098.65)
Repurchases	0.00	0.00	0.00
Liquidations	0.00	0.00	0.00
Current	263,746,566.81	412,011,256.66	675,757,823.47

PREFUNDING

SPACE INTENTIONALLY LEFT BLANK

Current Principal Balance by Groups

450M
400M
350M
300M
250M
200M
150M
100M
50M
0M
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total Current Principal Balance

700M
600M
500M
400M
300M
200M
100M
0M
May-05
Nov-05
May-06
Nov-06

Page 9 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2
Mortgage Pass-Through Certificates
April 25, 2007 Distribution
Deutsche Bank

CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Coupon Original	7.18945%	6.36492%	6.69048%
Weighted Average Coupon Prior	7.18945%	6.36492%	6.69048%
Weighted Average Coupon Current	7.18168%	6.36494%	6.68526%
Weighted Average Months to Maturity Original	358	358	358
Weighted Average Months to Maturity Prior	358	358	358
Weighted Average Months to Maturity Current	357	357	357
Weighted Avg Remaining Amortization Term Original	363	359	361
Weighted Avg Remaining Amortization Term Prior	363	359	361
Weighted Avg Remaining Amortization Term Current	362	358	360
Weighted Average Seasoning Original	2.11	1.76	1.90
Weighted Average Seasoning Prior	2.11	1.76	1.90
Weighted Average Seasoning Current	3.10	2.76	2.89

Weighted Average Coupon by Groups

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total Weighted Average Coupon

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
May-05
Nov-05
May-06
Nov-06

Weighted Average Amortization Term by Groups

400
350
300
250
200
150
100
50
0
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total Weighted Average Amortization Term

400
350
300
250
200
150
100
50
0
May-05
Nov-05
May-06
Nov-06

Page 10 of 29
Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2
Mortgage Pass-Through Certificates
April 25, 2007 Distribution
Deutsche Bank

ARM CHARACTERISTICS

	Group 2	Group 1	Total
Weighted Average Margin Original	0.00000%	0.00000%	0.00000%
Weighted Average Margin Prior	0.00000%	0.00000%	0.00000%
Weighted Average Margin Current	0.00000%	0.00000%	0.00000%
Weighted Average Max Rate Original	0.00000%	0.00000%	0.00000%
Weighted Average Max Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Max Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Original	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Prior	0.00000%	0.00000%	0.00000%
Weighted Average Min Rate Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Original	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Prior	0.00000%	0.00000%	0.00000%
Weighted Average Cap Up Current	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Original	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Prior	0.00000%	0.00000%	0.00000%
Weighted Average Cap Down Current	0.00000%	0.00000%	0.00000%

Page 11 of 29
Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Deutsche Bank

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

SERVICING FEES & ADVANCES

	Group 2	Group 1	Total
Current Servicing Fees	9,745.80	22,100.25	31,846.06
Delinquent Servicing Fees	37,065.86	52,692.39	89,758.25
TOTAL SERVICING FEES	46,811.66	74,792.64	121,604.30
Total Servicing Fees	46,811.66	74,792.64	121,604.30
Compensating Interest	(3,867.92)	(2,186.21)	(6,054.13)
Delinquent Servicing Fees	(37,065.86)	(52,692.39)	(89,758.25)
COLLECTED SERVICING FEES	5,877.88	19,914.05	25,791.93
Total Advanced Interest	1,229,495.43	1,494,229.16	2,723,724.59
Total Advanced Principal	73,132.20	137,671.22	210,803.42
Aggregate Advances with respect to this Distribution	1,302,627.63	1,631,900.38	2,934,528.00

Any additional servicing compensation received by the Servicer attributable to penalties, fees, Excess Proceeds or other similar charges or fees and items. *

The aggregate amount of Advances reimbursed during the related Due Period. *
The general source of funds for such reimbursements. *
The aggregate amount of Advances outstanding as of the close of business on the Distribution Date. *

The aggregate amount of Servicing Advances reimbursed during the related Due Period. *
The general source of funds for such reimbursements. *
The aggregate amount of Servicing Advances outstanding as of the close of business on the Distribution Date. *

* Information not available with Trustee

ADDITIONAL COLLATERAL INFORMATION

	Group 2	Group 1	Total
Prepayment Interest Shortfall (PPIS)	3,867.92	2,186.21	6,054.13
Compensating Interest	(3,867.92)	(2,186.21)	(6,054.13)
Net Prepayment Interest Shortfall (PPIS)	0.00	0.00	0.00
Weighted Average Net Mortgage Rate	6.961341%	6.141508%	6.463041%

The number and aggregate balance of any Delayed Delivery Mortgage Loans not delivered within the time periods specified in the definition of Delayed Delivery Mortgage Loans. *

* Information not available with Trustee

Page 12 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Deutsche Bank

Delinquency Report

TOTAL		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL
DELINQUENT	Balance		38,483,849.72	4,276,008.09	0.00	42,759,857.81
	% Balance		5.69%	0.63%	0.00%	6.33%
	# Loans		67	7	0	74
	% # Loans		6.06%	0.63%	0.00%	6.70%
FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%
BANKRUPTCY	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%
REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%
TOTAL	Balance	0.00	38,483,849.72	4,276,008.09	0.00	42,759,857.81
	% Balance	0.00%	5.69%	0.63%	0.00%	6.33%
	# Loans	0	67	7	0	74
	% # Loans	0.00%	6.06%	0.63%	0.00%	6.70%

1 or 2 Payments Delinquent

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
May-05
Nov-05
May-06
Nov-06
Total

3 or More Payments Delinquent

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Total

Total Foreclosure

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Total

Total Bankruptcy and REO

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Total

Page 13 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Deutsche Bank

GROUP 1

		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL
DELINQUENT	Balance		20,035,265.38	1,140,625.66	0.00	21,175,891.04
	% Balance		4.86%	0.28%	0.00%	5.14%
	# Loans		35	2	0	37
	% # Loans		5.34%	0.30%	0.00%	5.64%
FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%
BANKRUPTCY	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%
REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%
TOTAL	Balance	0.00	20,035,265.38	1,140,625.66	0.00	21,175,891.04
	% Balance	0.00%	4.86%	0.28%	0.00%	5.14%
	# Loans	0	35	2	0	37
	% # Loans	0.00%	5.34%	0.30%	0.00%	5.64%

1 or 2 Payments Delinquent

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
May-05
Nov-05
May-06
Nov-06
Group 1

3 or More Payments Delinquent

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Group 1

Total Foreclosure

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Group 1

Total Bankruptcy and REO

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
REO
Bankruptcy

Page 14 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Deutsche Bank

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

GROUP 2		< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL
DELINQUENT	Balance		18,448,584.34	3,135,382.43	0.00	21,583,966.77
	% Balance		6.99%	1.19%	0.00%	8.18%
	# Loans		32	5	0	37
	% # Loans		7.13%	1.11%	0.00%	8.24%
FORECLOSURE	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%
BANKRUPTCY	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%
REO	Balance	0.00	0.00	0.00	0.00	0.00
	% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
	# Loans	0	0	0	0	0
	% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%
TOTAL	Balance	0.00	18,448,584.34	3,135,382.43	0.00	21,583,966.77
	% Balance	0.00%	6.99%	1.19%	0.00%	8.18%
	# Loans	0	32	5	0	37
	% # Loans	0.00%	7.13%	1.11%	0.00%	8.24%

1 or 2 Payments Delinquent

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
May-05
Nov-05
May-06
Nov-06
Group 2

3 or More Payments Delinquent

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Group 2

Total Foreclosure

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Group 2

Total Bankruptcy and REO

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
REO
Bankruptcy

Page 15 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Deutsche Bank

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

REO Report

Loan Number & Loan Group	Original Principal Balance	Stated Principal Balance	Paid to Date	Current Note Rate	State & LTV at Origination	Original Term	First Payment Date

Page 16 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2
Mortgage Pass-Through Certificates
April 25, 2007 Distribution

Deutsche Bank

Foreclosure Report

Loan Number & Loan Group	Original Principal Balance	Stated Principal Balance	Paid to Date	Current Note Rate	State & LTV at Origination	Original Term	First Payment Date

Page 17 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Deutsche Bank

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Prepayment Report

VOLUNTARY PREPAYMENTS

	Group 2	Group 1	Total
Current			
Number of Paid in Full Loans	4	2	6
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	4	2	6
Curtailments Amount	18,493.97	72,816.59	91,310.56
Paid in Full Balance	3,023,098.65	1,322,000.00	4,345,098.65
Repurchased Loans Balance	0.00	0.00	0.00
Total Prepayment Amount	3,041,592.62	1,394,816.59	4,436,409.21
Cumulative			
Number of Paid in Full Loans	8	2	10
Number of Repurchased Loans	0	0	0
Total Number of Loans Prepaid in Full	8	2	10
Paid in Full Balance	5,943,048.64	1,322,000.00	7,265,048.64
Repurchased Loans Balance	0.00	0.00	0.00
Curtailments Amount	111,153.86	70,123.87	181,277.73
Total Prepayment Amount	6,054,202.50	1,392,123.87	7,446,326.37

Total Prepayments by Groups

3,200K
2,800K
2,400K
2,000K
1,600K
1,200K
800K
400K
0K
-400K
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total Prepayments

4,500K
4,000K
3,500K
3,000K
2,500K
2,000K
1,500K
1,000K
500K
0K
May-05
Nov-05
May-06
Nov-06

Page 18 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Deutsche Bank

VOLUNTARY PREPAYMENTS RATES - Including Liquidated Balances

	Group 2	Group 1	Total
SMM	1.14%	0.34%	0.65%
3 Months Avg SMM	1.13%	0.17%	0.55%
12 Months Avg SMM	1.13%	0.17%	0.55%
Avg SMM Since Cut-off	1.13%	0.17%	0.55%
CPR	12.85%	3.97%	7.55%
3 Months Avg CPR	12.73%	2.00%	6.36%
12 Months Avg CPR	12.73%	2.00%	6.36%
Avg CPR Since Cut-off	12.73%	2.00%	6.36%
PSA	2,074.78%	719.07%	1,304.72%
3 Months Avg PSA Approximation	2,442.39%	442.79%	1,327.37%
12 Months Avg PSA Approximation	2,442.39%	442.79%	1,327.37%
Avg PSA Since Cut-off Approximation	2,442.39%	442.79%	1,327.37%

(*) SMM, CPR, PSA Figures Include Liquidated Balances

CPR by Groups

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total CPR

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
May-05
Nov-05
May-06
Nov-06

PSA by Groups

3,200.00%
2,800.00%
2,400.00%
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
-400.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total PSA

1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
May-05
Nov-05
May-06
Nov-06

Page 19 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Deutsche Bank

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

CPR Avg since Cut-Off by Groups

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total CPR Avg since Cut-Off

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
May-05
Nov-05
May-06
Nov-06

PSA Avg since Cut-Off by Groups

3,200.00%
2,800.00%
2,400.00%
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
-400.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total PSA Avg since Cut-Off

1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
May-05
Nov-05
May-06
Nov-06

PREPAYMENT CALCULATION METHODOLOGY - Including Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + **Liquidated Balances**)/(Beg Principal Balance - Sched Principal)

Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)

PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))

Average SMM over period between nth month and mth month (AvgSMMn,m): 1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)

Average CPR over period between the nth month and mth month (AvgCPRn,m): 1-((1-AvgSMMn,m)^12)

Average PSA Approximation over period between the nth month and mth month: AvgCPRn,m/(0.002*Avg WASn,m))

Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)

Weighted Average Seasoning (WAS)

Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

Page 20 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Deutsche Bank

VOLUNTARY PREPAYMENTS RATES - Excluding Liquidated Balances

	Group 2	Group 1	Total
SMM	1.14%	0.34%	0.65%
3 Months Avg SMM	1.13%	0.17%	0.55%
12 Months Avg SMM	1.13%	0.17%	0.55%
Avg SMM Since Cut-off	1.13%	0.17%	0.55%
CPR	12.85%	3.97%	7.55%
3 Months Avg CPR	12.73%	2.00%	6.36%
12 Months Avg CPR	12.73%	2.00%	6.36%
Avg CPR Since Cut-off	12.73%	2.00%	6.36%
PSA	2,074.78%	719.07%	1,304.72%
3 Months Avg PSA Approximation	2,442.39%	442.79%	1,327.37%
12 Months Avg PSA Approximation	2,442.39%	442.79%	1,327.37%
Avg PSA Since Cut-off Approximation	2,442.39%	442.79%	1,327.37%

(*) SMM, CPR, PSA Figures Exclude Liquidated Balances

CPR by Groups

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total CPR

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
May-05
Nov-05
May-06
Nov-06

PSA by Groups

3,200.00%
2,800.00%
2,400.00%
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
-400.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total PSA

1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
May-05
Nov-05
May-06
Nov-06

Page 21 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2
Mortgage Pass-Through Certificates
April 25, 2007 Distribution

Deutsche Bank

CPR Avg since Cut-Off by Groups

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total CPR Avg since Cut-Off

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
May-05
Nov-05
May-06
Nov-06

PSA Avg since Cut-Off by Groups

3,200.00%
2,800.00%
2,400.00%
2,000.00%
1,600.00%
1,200.00%
800.00%
400.00%
0.00%
-400.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total PSA Avg since Cut-Off

1,400.00%
1,200.00%
1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
May-05
Nov-05
May-06
Nov-06

PREPAYMENT CALCULATION METHODOLOGY - Excluding Liquidated Balances

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)

Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)

PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))

Average SMM over period between nth month and mth month (AvgSMMn,m): 1 - [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m)

Average CPR over period between the nth month and mth month (AvgCPRn,m): 1-((1-AvgSMMn,m)^12)

Average PSA Approximation over period between the nth month and mth month: AvgCPRn,m/(0.002*Avg WASn,m))

Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m)

Weighted Average Seasoning (WAS)

Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

Page 22 of 29

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IndyMac Residential Asset Securitization Trust 2007-A2

Deutsche Bank

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Prepayment Detail Report

Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution								
Loan Number & Loan Group	Loan Status	Original Principal Balance	Prepayment Amount	Prepayment Date	Current Note Rate	State & LTV at Origination	Type Prepayment & Original Term	First Payment Date
6081649 2		612,000.00	612,000.00	26-Mar-2007	7.625%	OH - 80.00%	Paid Off - 360	01-Jan-2007
6088522 2		740,000.00	738,760.95	30-Mar-2007	7.500%	IL - 80.00%	Paid Off - 360	01-Nov-2006
6090504 2		676,000.00	674,522.84	10-Apr-2007	7.625%	IL - 80.00%	Paid Off - 360	01-Jan-2007
6090528 2		1,000,000.00	997,814.86	16-Mar-2007	7.625%	UT - 68.97%	Paid Off - 360	01-Jan-2007
125248251 1		633,000.00	633,000.00	23-Mar-2007	6.500%	CA - 74.91%	Paid Off - 360	01-Mar-2007
125322049 1		689,000.00	689,000.00	20-Mar-2007	6.375%	CA - 65.00%	Paid Off - 360	01-Mar-2007
TOTAL		4,350,000.00	4,345,098.65					

Page 23 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Deutsche Bank

Realized Loss Report

COLLATERAL REALIZED LOSSES	Group 2	Group 1	Total
Current			
Subsequent Recoveries	0.00	0.00	0.00
Number of Loans Liquidated	0	0	0
Collateral Principal Realized Loss/(Gain) Amount	0.00	0.00	0.00
Collateral Interest Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative			
Number of Loans Liquidated	0	0	0
Collateral Realized Loss/(Gain) Amount	0.00	0.00	0.00
Net Liquidation Proceeds	0.00	0.00	0.00
Cumulative Subsequent Recoveries	0.00	0.00	0.00
Special Hazard Loss Coverage Amt			3,658,455.90
Fraud Loss Coverage Amt			13,675,753.33
Bankrupt Loss Coverage Amt			214,520.52
Class B-1 Writedown Amount			0.00
Class B-2 Writedown Amount			0.00
Class B-3 Writedown Amount			0.00
Class B-4 Writedown Amount			0.00
Class B-5 Writedown Amount			0.00
Class B-6 Writedown Amount			0.00

Collateral Principal Only Loss Severity Approximation by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Collateral Principal Only Loss Severity Approximation

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Total

Collateral Principal & Interest Loss Severity Approximation by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Collateral Principal & Interest Loss Severity Approximation

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Total

Page 24 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Deutsche Bank

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

DEFAULT SPEEDS

	Group 2	Group 1	Total
MDR	0.00%	0.00%	0.00%
3 Months Avg MDR	0.00%	0.00%	0.00%
12 Months Avg MDR	0.00%	0.00%	0.00%
Avg MDR Since Cut-off	0.00%	0.00%	0.00%
CDR	0.00%	0.00%	0.00%
3 Months Avg CDR	0.00%	0.00%	0.00%
12 Months Avg CDR	0.00%	0.00%	0.00%
Avg CDR Since Cut-off	0.00%	0.00%	0.00%
SDA	0.00%	0.00%	0.00%
3 Months Avg SDA Approximation	0.00%	0.00%	0.00%
12 Months Avg SDA Approximation	0.00%	0.00%	0.00%
Avg SDA Since Cut-off Approximation	0.00%	0.00%	0.00%
Principal Only Loss Severity Approx for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-Off	0.00%	0.00%	0.00%
Principal & Interest Loss Severity Approx for Current Period	0.00%	0.00%	0.00%
3 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
12 Months Avg Loss Severity Approximation	0.00%	0.00%	0.00%
Avg Loss Severity Approximation Since Cut-Off	0.00%	0.00%	0.00%

CDR by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total CDR

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06

SDA by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total SDA

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06

Page 25 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Deutsche Bank

CDR Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total CDR Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Total

SDA Avg since Cut-Off by Groups

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Group 1
Group 2

Total SDA Avg since Cut-Off

600.00%
400.00%
200.00%
0.00%
-200.00%
-400.00%
-600.00%
May-05
Nov-05
May-06
Nov-06
Total

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY

Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)

Conditional Default Rate (CDR): 1-((1-MDR)^12)

SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))

Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)

Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)

Average SDA Approximation over period between the nth month and mth month:

AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))

Average WASn,m: (WASn + WASn+1 +...+ WASm)/(number of months in the period n,m)

Principal Only Loss Severity Approximation for current period:

Sum(Principal Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)

Principal & Interest Loss Severity Approximation for current period:

Sum(Principal & Interest Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)

Average Loss Severity Approximation over period between nth month and mth month:

Sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans for months in the period n,m

Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.

Dates correspond to distribution dates.

All Realized Losses in excess of Principal Balance are treated as Interest Realized Losses.

Page 26 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2
Mortgage Pass-Through Certificates
April 25, 2007 Distribution

Deutsche Bank

Realized Loss Detail Report

Loan Number & Loan Group	Loan Status	Current Note Rate	State & LTV at Origination	Original Term	Prior Principal Balance	Realized Loss/(Gain) Revision	Realized Loss/(Gain)	Cumulative Realized Loss/(Gain)
TOTAL								

Page 27 of 29
Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Deutsche Bank

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Triggers and Adj. Cert. Report

TRIGGER EVENTS

	Group 2	Group 1	Total
Has Optional Termination Date Reached ?			No
Has Sr. Credit Supp. Depletion Date Occured ?			No
Has Special Haz. Cov. Term Date Occured ?			No
Has Fraud Loss Coverage Term Date Occured ?			No
Has BK Loss Cov. Term Date Occured ?			No
Does an Event of Default Exist?			No
Has Senior Stepdown Condition Satisfied?	No	No	

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Senior Percentage	94.689363%	94.708084%	94.700707%
Subordinate Percentage	5.310637%	5.291916%	5.299293%
Senior Prepayment Percentage	100.000000%	100.000000%	100.000000%
Subordinate Prepayment Percentage	0.000000%	0.000000%	0.000000%
Subordinate Pass Through Rate			6.197437%

Page 28 of 29

Trust & Securities Services

IndyMac Residential Asset Securitization Trust 2007-A2

Mortgage Pass-Through Certificates

April 25, 2007 Distribution

Deutsche Bank

Other Related Information

ADDITIONAL INFORMATION

	Group 2	Group 1	Total
Current Scheduled Payments	1,690,789.60	2,391,481.96	4,082,271.56
Current Scheduled Payments 1 Month Prior	1,713,088.91	2,391,564.52	4,104,653.43
Current Scheduled Payments 2 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 3 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 4 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 5 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 6 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 7 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 8 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 9 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 10 Month Prior	0.00	0.00	0.00
Current Scheduled Payments 11 Month Prior	0.00	0.00	0.00
Delinquent 60+ Scheduled Payments	21,693.98	6,657.98	28,351.96
Delinq. 60+ Sched. Pmnts, 1 Month Prior	0.00	0.00	0.00
Delinq. 60+ Sched. Pmnts, 2 Month Prior	0.00	0.00	0.00
Delinq. 60+ Sched. Pmnts, 3 Month Prior	0.00	0.00	0.00
Delinq. 60+ Sched. Pmnts, 4 Month Prior	0.00	0.00	0.00
Delinq. 60+ Sched. Pmnts, 5 Month Prior	0.00	0.00	0.00
Delinq. 60+ Sched. Pmnts, 6 Month Prior	0.00	0.00	0.00
Delinq. 60+ Sched. Pmnts, 7 Month Prior	0.00	0.00	0.00
Delinq. 60+ Sched. Pmnts, 8 Month Prior	0.00	0.00	0.00
Delinq. 60+ Sched. Pmnts, 9 Month Prior	0.00	0.00	0.00
Delinq. 60+ Sched. Pmnts, 10 Month Prior	0.00	0.00	0.00
Delinq. 60+ Sched. Pmnts, 11 Month Prior	0.00	0.00	0.00

Page 29 of 29

Trust & Securities Services